SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 2, 2006

Natus Medical Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-33001	77-0154833
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Industrial Road, San Carlos, California 94070

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 802-0400

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

On August 2, 2006, Natus Medical Incorporated (the “Company”) issued a press release and held a conference call regarding its financial results for the second quarter of fiscal 2006 ended June 30, 2006 and other financial information. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and a copy of the conference call transcript is furnished as Exhibit 99.2 to this Current Report on Form 8-K. The press release and conference call transcript contain forward-looking statements regarding the Company and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The information in Item 2.02 of this Current Report on Form 8-K, and Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release of Natus Medical Incorporated dated August 2, 2006 describing the Company’s results for its second fiscal quarter ended June 30, 2006 and other financial information.

99.2	Transcript of the Natus Medical Incorporated second quarter earnings release and guidance update conference call held on August 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED

Date: August 7, 2006	By:	/s/ Steven J. Murphy
Steven J. Murphy
Vice President Finance and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	Press release of Natus Medical Incorporated dated August 2, 2006 describing the Company’s results for its second fiscal quarter ended June 30, 2006 and other financial information.

99.2	Transcript of the Natus Medical Incorporated second quarter earnings release and guidance update conference call held on August 2, 2006.